                                                                        Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On April 22, 2014, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 1,145 depository shares by Morgan Stanley & Co., LLC 5.45%, 12/29/49 - CUSIP # 61761JQK8 at a purchase price of $100 per depository share. The depository shares were purchased from Morgan Stanley & Co., LLC, a member of the underwriting syndicate offering the depository shares, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Morgan Stanley & Co. received a commission of 1.50% per depository share. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

ABN AMRO

BB&T Capital Markets

BNY Mellon Capital Markets, LLC

Fifth Third Securities, Inc.

Lloyds Securities

RBS

Scotiabank

TD Securities

Morgan Stanley & Co.

Mitsubishi UFJ Securities

Banca IMI

BBVA

Capital One Southcoast

FTN Financial Securities

RB International Markets (USA)

Regions Securities LLC

Societe Generale

Barclays

BMO Capital Markets

Deutsche Bank Securities

Keybanc Capital Markets

RBC Capital Markets

Santander

Suntrust Robinson Humphrey

US Bancorp

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on July 23-24, 2014. These materials include additional information about the terms of the transaction.

P:\Word Processing\FILINGS 2014\GROUP 5\NSAR\DLFI\12-2014\10f3\77O DOFIF 4-22-14.docx

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **DREYFUS OPPORTUNISTIC FIXED INCOME FUND**
2. Anticipated Purchase Date: **4/22/2014**
3. Total Net Assets of Account/Fund: $**242,134,402.62**
4. Type and Description of Security to be purchased: **MORGAN STANLEY, 5.45%, 12/29/49**
5. Credit Rating of Security (Rating/Rating Agency **BB Fitch / BB+ S&P / Ba3 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Morgan Stanley & Co, LLC**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **1,300,000,000**
9. CUSIP: **61761JQK8**
10. Amount Purchased by Account/Fund: **1,145 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.09%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.47%**
13. Purchase Price of Securities (if at par, so state): **100.00**
14. Commission/Spread Received by Principal Underwriters: **1.50%**
15. Yield (as applicable): **5.450%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.450%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (I.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 6/18/14

LOB CIO/COO Name (Print) David Horsfall Signature [signature] Date 6/18/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 6/18/14

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                        Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

DREYFUS DISCIPLINE STOCK FUND

On June 12, 2014, Dreyfus Discipline Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 99,210 of common stock issued by Exelon Corporation EXC - CUSIP # 30161N101 at a purchase price of $35 per common stock. The common stock were purchased from Goldman, Sachs & Co., a member of the underwriting syndicate offering the common stock, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Goldman, Sachs & Co. received a commission of $1.05 per common stock. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

BofA Merrill Lynch

Barclays

Blaylock Beal Van, LLC

BNP Paribas

BNY Mellon Capital Markets, LLC

CIBC

Citigroup

Credit Agricole CIB

Credit Suisse

Goldman, Sachs & Co.

J.P. Morgan

KeyBanc Capital Markets

Loop Capital Markets

Mitsubishi UFJ Securities

Mizuho Securities

Piper Jaffray

PNC Capital Markets LLC

Ramirez & Co., Inc.

RBC Capital Markets

RBS

Scotiabank

SMBC Nikko

TD Securities

The Huntington Investment Company

Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on July 23-24, 2014. These materials include additional information about the terms of the transaction.

P:\Word Processing\FILINGS-2014\GROUP 5\NSAR\DLFI\12-2014\10f-3\77O DOFIF 6-12-14.docx

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **Dreyfus Discipline Stock**
2. Anticipated Purchase Date: **6/12/14**
3. Total Net Assets of Account/Fund: **$589,179,484.36**
4. Type and Description of Security to be Purchased: **Exelon Corporation (EXC)**
5. Credit Rating of Security (Rating/Rating Agency): **N/A**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **Goldman, Sachs & Co.**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC.**
8. Issue Size: **$1,750,000,000.**
9. CUSIP: **30161N101**
10. Amount Purchased by Account/Fund: **99,210.00 shares**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.006%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.589%**
13. Purchase Price of Securities (if at par, so state): **$35.00**
14. Commission/Spread Received by Principal Underwriters: **$1.05**
15. Yield (as applicable): **N/A%**
16. Average Yield of Security Purchased b Non-affiliated Entities on Date of Purchase **N/A%**
17. The Affiliated Purchase Must be Repor. to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 ocedures for more information):*
1. Was Price paid for all block purchases the same for a participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes: **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : [X]

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): The Boston Company Asset Management, LLC

LOB Portfolio Manager Name (Print): Sean Fitzgibbon	**Signature**	Sean Fitzgibbon	**Date: as of 7/11/14**
LOB CIO/COO Name (Print): Joseph Gennaco	**Signature**	[signature]	**Date: as of 7/11/14**
Chief Compliance Officer Name (Print): Jennifer Cassedy	**Signature**	Jennifer Cassedy	**Date: as of 7/11/14**

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	7/7/14

2nd Quarter 2014

                                                                        Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On September 3, 2014, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 1,260 Morgan Stanley & Co., LLC 4.358% Notes, due on September 08, 2026 issued by Morgan Stanley & Co., LLC - CUSIP # 6174467Y9 (the “Notes”), at a purchase price of $99.824 per Note, including a commission spread of 0.450% per Note. The Notes were purchased from Morgan Stanley & Co., LLC, a member of the underwriting syndicate of which BNY Mellon Capital Markets, LLC, an affiliate of the Fund’s investment advisor, was also a member. BNY Mellon Capital Markets, LLC received no benefit in connection with the transaction. The following is a list of the syndicate’s primary members:

ABN AMRO Securities (USA) LLC

APTO Partners LLC

Banca IMI

BMO Capital Markets

BNY Mellon Capital Markets, LLC

Commerzbank

HSBC Securities (USA) Inc.

ING Financial Markets, Inc.

Keybanc Capital Markets, Inc.

Lloyds Securities, Inc.

Mischler Financial Group, Inc.

Natixis Securities Americas LLC

Scotia Bank (USA) Inc.

Societe Generale

Suntrust Robinson Humphrey

TD Securities (USA) LLC

US Bancorp Investments, Inc.

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

P:\Word Processing\FILINGS 2014\GROUP 5\NSAR\DLFI\12-2014\10f3\77O DOFIF 9-03-14.docx

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **DREYFUS OPPORTUNISTIC FIXED INCOME FUND**
2. Anticipated Purchase Date: **09/3/14**
3. Total Net Assets of Account/Fund: **467,319,506.51**
4. Type and Description of Security to be purchased: **MORGAN STANLEY, 4.35%. 9/8/2026**
5. Credit Rating of Security (Rating/Rating Agency **BBB+ Fitch / BBB+ S&P / Baa3 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **MORGAN STANLEY & CO., LLC**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **2,250,000,000**
9. CUSIP: **6174467Y9**
10. Amount Purchased by Account/Fund: **1,260 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.06%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.27%**
13. Purchase Price of Securities (if at par, so state): **99.824**
14. Commission/Spread Received by Principal Underwriters: **.450%**
15. Yield (as applicable): **4.358%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **4.358%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of all points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 10/20/14

LOB CIO/COO Name (Print) Michael Faloon Signature [signature] Date 10/21/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/21/14

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO

If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

                                                                        Sub-Item 77O

Rule 10f-3 Transactions

THE DREYFUS/LAUREL FUNDS, INC.

DREYFUS OPPORTUNISTIC FIXED INCOME FUND

On September 11, 2014, Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), purchased 640 California Resources Corporation 6.00% Senior Notes, due November 15, 2024 issued by California Resources Corporation - CUSIP # 13057QAE7 (the “Notes”) at a purchase price of $100 per Note. The Notes were purchased from Bank of America NA, a member of the underwriting syndicate offering the Notes, from their account. BNY Mellon Capital Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Bank of America NA received a commission of 1.00% per Note. No other member received any economic benefit. The following is a list of the syndicate’s primary members:

Banca IMI

BofA Merrill Lynch

BB&T Capital Markets

BBVA

BNY Mellon Capital Markets, LLC

Citigroup

DNB Markets

Goldman, Sachs & Co.

HSBC

J.P. Morgan Chase

KeyBanc Capital Markets

Mizuho Securities

Morgan Stanley

MUFG

PNC Capital Markets LLC

Scotiabank

SMBC Nikko

Societe Generale

US Bancorp

Wells Fargo Securities

Accompanying this statement are materials made available to the Board of Directors of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures, at the Fund’s Board meetings held on October 29-30, 2014. These materials include additional information about the terms of the transaction.

P:\Word Processing\FILINGS 2014\GROUP 5\NSAR\DLFI\12-2014\10f3\77O DOFIF 9-11-14.docx

PRE-PURCHASE APPROVAL FORM PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE (Used for compliance with Rule 10f-3 and/or Rule 23B)

1. Account/Fund Name: **DREYFUS OPPORTUNISTIC FIXED INCOME FUND**
2. Anticipated Purchase Date: **09/11/14**
3. Total Net Assets of Account/Fund: **477,962,024.07**
4. Type and Description of Security to be purchased: **CALIFORNIA RESOURCES CORPORATION**
5. Credit Rating of Security (Rating/Rating Agency **BB S&P / Ba1 Moody's**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **BANK OF AMERICA NA**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **5,000,000,000**
9. CUSIP: **13057QAE7**
10. Amount Purchased by Account/Fund: **640 Units**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **0.01%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **0.13%**
13. Purchase Price of Securities (if at par, so state): **100.00**
14. Commission/Spread Received by Principal Underwriters: **1.00%**
15. Yield (as applicable): **6.00%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.00%**
17. The Affiliated Purchase Must be Reported to the appropriate Board of Directors as described in this policy

Mutual Fund Purchases Only *(See Fund Rule 10f-3 procedures for more information):*

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**
7. *Municipal Securities Only:* Is security spread sufficiently liquid that it can be sold at carrying price within a reasonably short time? (Must be Yes): **N/A**
8. *Municipal Securities Only:* Is security subject to no greater than moderate credit risk? (Must be Yes): **N/A**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) : ☒

- This transaction complies with all applicable provisions of the *Policy For Purchases Of Debt & Equity Securities Underwritten By An Affiliate*
- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of BNY Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any BNY Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- If the account is a mutual fund, the adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Per Rule 10f-3, mutual fund purchases of fixed income and equity securities, aggregated with purchases by any other investment company advised by the investment company's investment advisor, and any purchases by another account with respect to which the investment adviser has investment discretion, are limited to 25% of the offering.**

LOB Asset Management Unit (Print): Standish Mellon Asset Management

LOB Portfolio Manager Name (Print) David Leduc Signature [signature] Date 10/20/14

LOB CIO/COO Name (Print) Michael Faloon Signature [signature] Date 10/21/14

Chief Compliance Officer Name (Print) Julia Braithwaite Signature [signature] Date 10/21/14

Notes:

If the transaction pertains to an advised or sub-advised mutual fund, this for must be submitted to the applicable mutual fund CCO.
If transaction pertains to an account governed by ERISA, please complete the appropriate ERISA checklist as stated in the Policy for Purchases of Debt & Equity Securities Underwritten by an Affiliate.

- **Exhibit C, ERISA checklist per DOL PTE 75-1**
- **Exhibit D, ERISA checklist per DOL PTE 2009-13 Parts I and II**

This form and ERISA checklists, if applicable, must be completed and submitted to the appropriate Compliance Manager:

- Mary Lomasney for transactions generated by employees of investment subsidiaries for dual-officer managed bank commingled funds
- Katherine Cain for transactions generated by the Wealth Management Sector

Last update: 6/30/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	10/10/14

3rd Quarter 2014